SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

COGNEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4	Proposed maximum aggregate value of transaction:
	5	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1	Amount Previously Paid:
	2	Form, Schedule or Registration Statement No.:
	3	Filing Party:
	4	Date Filed:

Online Go to www.envisionreports.com/CGNX or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 1:00 a.m., EDT, on Thursday April 25, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Cognex Corporation

2019 Annual Meeting of Shareholders to be Held on April 25, 2019

You are receiving this notice that the proxy materials for the 2019 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access – View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/CGNX.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selections as instructed on each screen for your delivery preferences.

Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. You will be able to vote electronically until 1:00 a.m. EDT on April 25, 2019.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 11, 2019 to facilitate timely delivery.

02Z0ZA

Cognex Corporation’s 2019 Annual Meeting of Shareholders will be held on Thursday, April 25, 2019 at Cognex Corporation, One Vision Drive, Natick, Massachusetts, at 9:00 a.m., local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.	The election of three directors to serve for a term ending in 2022.

Nominees: (01) Robert J. Shillman, (02) Anthony Sun, and (03) Robert J. Willett.

2.	To ratify the selection of Grant Thornton LLP as Cognex’s independent registered public accounting firm for fiscal year 2019.
3.

To approve, on an advisory basis, the compensation of Cognex’s named executive officers as described in the proxy statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”).

4.	The consideration of any other business that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Cognex Corporation 2019 Annual Meeting of Shareholders

DIRECTIONS TO COGNEX CORPORATION

One Vision Drive

Natick, MA 01760

Please note: Guest parking is available in front of the building.

From Boston and Logan Airport:

•	Merge onto Route 90 West (Mass Turnpike) toward Worcester
•	Take Exit 15 (I-95/Route 128) toward Waltham/Dedham
•	Follow “From Route 128 (I-95)”

From Route 128 (I 95):

•	Take Exit 20B (Route 9 West) toward Framingham/Worcester
•	Follow “From Route 9 West”

From Route 495:

•	Take Exit 22 Route 90 East (Mass Turnpike) toward Framingham/Boston
•	Follow “From Route 90 (Mass Turnpike)”

From Route 90 (Mass Turnpike):

•	Take Exit 13 (Natick/Framingham - Route 30)
•	Follow left ramp towards Natick (Route 30 East)
•	Follow signs to Route 9 East
•	Follow “From Route 9 East”

From Route 9 West:

•	Follow Route 9 West
•	Look for an Audi dealership on your right as you head up a hill. At the crest of that hill, Vision Drive is 0.1 miles past Wethersfield Rd. Cognex is on the left of Vision Drive.

From Route 9 East:

•	Follow Route 9 East
•	Make U-turn at the left lane U-turn signal near Natick McDonald’s
•	Follow “From Route 9 West”

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–	Internet – Go to www.envisionreports.com/CGNX. Click Cast Your Vote or Request Materials.
–	Phone – Call us free of charge at 1-866-641-4276.
–

Email – Send an email to investorvote@computershare.com with “Proxy Materials Cognex Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 11, 2019.